UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2007

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2007, eMerge Interactive, Inc., a Delaware corporation (“eMerge”), and BFT Acquisition, LLC, a Nebraska limited liability company (“BFT”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which BFT agreed to purchase from eMerge the assets relating primarily to eMerge’s CattleLog™, or “Animal Information Solutions,” business for a purchase price equal to a sum necessary to satisfy in full any and all amounts outstanding (including outstanding principal, accrued interest and fees), as of the closing date of the sale transaction, under the previously disclosed $1.5 million principal amount loan from The Biegert Family Irrevocable Trust, Dated June 11, 1998 (the “Biegert Trust”), to eMerge. The transactions contemplated in the Purchase Agreement are subject to customary closing conditions, including, but not limited to, the approval of the Bankruptcy Court (as defined below). The Purchase Agreement may be terminated by either party under certain circumstances, including, but not limited to, by either party if eMerge, pursuant to the Order (as defined below), receives a binding offer to purchase the CattleLog assets at the Sale Hearing that is higher and better than BFT’s offer.

The Biegert Trust is the sole member of BFT. The Biegert Trust is eMerge’s largest stockholder and beneficially owns approximately 18% of the outstanding shares of eMerge common stock. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Purchase Agreement set forth herein is qualified in its entirety by reference to Exhibit 10.1.

There can be no assurances that eMerge will be able to complete the transaction contemplated by the Purchase Agreement or any other transactions involving the liquidation of the CattleLog assets. eMerge expects that if the transactions contemplated in the Purchase Agreement, or alternative transactions involving the liquidation of the CattleLog assets, are completed and eMerge is liquidated, eMerge will return little or no value to its existing stockholders.

Item 8.01.	Other Events.

Bid Procedures Order

The consummation of the transactions contemplated by the Purchase Agreement are subject to bidding procedures and a potential auction of the CattleLog assets pursuant to Section 363 of the United States Bankruptcy Code. eMerge filed a motion on February 14, 2007, with the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach division (the “Bankruptcy Court”), for an Order Approving Bid Protections and Sale Procedures (the “Order”). The Order was entered by the Bankruptcy Court on February 23, 2007. In order to participate in the auction process for the CattleLog assets, each potential bidder in the auction process must be qualified and submit a bid, by no later than 4:30 p.m. Eastern Standard Time on March 7, 2007, in the manner established by the Bankruptcy Court in the Order. A copy of the Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the Order set forth herein is qualified in its entirety by reference to Exhibit 99.1.

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Modified SEC Reporting

During the pendency of eMerge’s bankruptcy proceedings, eMerge will adopt a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month eMerge will file with the Securities and Exchange Commission a current report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court. Such filings will be made on the 20th day of each month, beginning on March 20, 2007. Accordingly, eMerge will not file an annual report on Form 10-K for the year ended December 31, 2006. eMerge will continue to file current reports on Form 8-K as required by the federal securities laws. eMerge believes that this modified reporting program is consistent with the protection of its investors and creditors as set forth in Exchange Act Release No. 9660, dated June 30, 1972.

Important Information

eMerge is a technology company focusing on the agricultural and meat processing industries. eMerge’s products include CattleLog, a USDA-approved Process Verified Program providing individual-animal data collection and reporting that enables livestock tracking, verification and branding; the VerifEYE™ Carcass Inspection System, a real-time, optical inspection system that scans beef carcasses in packing plants; and the Solo handheld inspection unit, a portable instrument, incorporating the VerifEYE imaging technology. For more information about eMerge, including the risks and uncertainties associated with its business, and to view its filings with the Securities and Exchange Commission, please visit www.emergeinteractive.com .

Forward-Looking Statements

Certain statements in this current report on Form 8-K are forward-looking as defined by the Private Securities Litigation Reform Act of 1995, including statements containing words such as “anticipates,” “believes,” “expects,” “intends,” “may,” “will” and words of similar meaning. These statements involve various risks and uncertainties. A number of factors could cause actual results to differ materially from those described in these forward-looking statements, including funding current operations, obtaining Bankruptcy Court approval of the motions prosecuted by eMerge from time to time, the ability of eMerge to maintain normal terms with vendors, suppliers and service providers, eMerge’s ability to maintain contracts that are critical to its operations, the potential adverse impact of the Chapter 11 bankruptcy case on eMerge’s liquidity or results of operations, eMerge’s ability to retain key executives and managers and employees, eMerge’s ability to retain customers, general economic conditions and other factors discussed in this report and as set forth from time to time in eMerge’s other public filings and public statements. Readers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on these forward-looking statements.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Asset Purchase Agreement, dated as of March 2, 2007, by and between eMerge Interactive, Inc. and BFT Acquisition, LLC.

99.1	Order Granting, in Part, and Denying, in Part, Debtor’s Emergency Motion For an Order Approving Bid Protection and Sale Procedures and Notice of Hearing, entered by the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach division, on February 23, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 2, 2007

eMerge Interactive, Inc.

By:	/s/ DAVID C. WARREN
David C. Warren
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Asset Purchase Agreement, dated as of March 2, 2007, by and between eMerge Interactive, Inc. and BFT Acquisition, LLC.

99.1	Order Granting, in Part, and Denying, in Part, Debtor’s Emergency Motion For an Order Approving Bid Protection and Sale Procedures and Notice of Hearing, entered by the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach division, on February 23, 2007.